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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, File Nos. 333-40147 and 333-40149 and on Form S-8, File Nos. 33-54596 and 33-52813.



                                                            ARTHUR ANDERSEN LLP



Denver, Colorado